SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 30, 1997


                            OPTICAL CABLE CORPORATION




       VIRGINIA                        0-27022               54-1237042
(State of incorporation)        (Commission file number)     (I.R.S. Employer
                                                             Identification No.)

5290 CONCOURSE DRIVE                                         (540) 265-0690
ROANOKE, VA  24019                                           (Telephone Number)
(Address of principal
executive offices)



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ITEM 5. OTHER EVENTS

     On October 30, 1997, Optical Cable Corporation (the "Company") announced that the Board of Directors of the Company had authorized the repurchase of up to $5 million of the Company's common stock in the open market or in privately negotiated transactions. A copy of the press release announcing this stock repurchase authorization is filed as an exhibit to this Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (C)  Exhibits.

          99.1 Press  release of Optical  Cable  Corporation,  dated October 30,
               1997.



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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 10th day of November, 1997.



                           OPTICAL CABLE CORPORATION



                              By: /s/ Kenneth W. Harber
                                  ------------------------
                                  Kenneth W. Harber
                                  Vice President of Finance,
                                  Treasurer and Secretary


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                                INDEX TO EXHIBITS


DOCUMENT                                                                PAGE NO.
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99.1 Press release of Optical Cable Corporation, dated October 30, 1997.....




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